UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 30, 2025, Greystone Housing Impact Investors LP (the “Partnership”) filed a definitive Consent Solicitation Statement with the Securities and Exchange Commission (“SEC”) (the “Consent Solicitation Statement”) and commenced a solicitation of consents (the “Consent Solicitation”) of the Partnership’s holders of beneficial unit certificates representing assigned limited partnership interests (“BUC Holders”) to consider and consent to a proposal to amend the Amended and Restated Greystone Housing Impact Investors LP 2015 Equity Incentive Plan (the “Incentive Plan”) to extend the term of the Incentive Plan to June 24, 2027.

The Consent Solicitation expired at 11:59 p.m. Eastern Daylight Time on June 16, 2025. The foregoing proposal did not receive the required number of votes to be approved by the Partnership’s BUC Holders pursuant to the Consent Solicitation.

Only BUC Holders of record as of the close of business on April 28, 2025 (the “Record Date”) were entitled to receive notice of and to vote in the Consent Solicitation. As of the Record Date, a total of 23,397,437 beneficial unit certificates representing assigned limited partnership interests in the Partnership (“BUCs”) were issued and outstanding and entitled to vote in the Consent Solicitation. Approval of the proposal to amend the Incentive Plan required the affirmative vote of the holders of a majority the BUCs outstanding as of the close of business on the Record Date (or 11,698,719 BUCs). Abstentions and broker non-votes had the same effect as a vote against the proposal. Of the 23,397,437 BUCs outstanding as of the Record Date, 8,131,758 BUCs, or 34.8%, were voted prior to the expiration of the Consent Solicitation. The proposal the BUC Holders voted upon in the Consent Solicitation is described in detail in the Consent Solicitation Statement. The final result of the vote regarding the proposal is set forth below.

Proposal: To approve an amendment to the Amended and Restated Greystone Housing Impact Investors LP 2015 Equity Incentive Plan to extend the term of the Incentive Plan to June 24, 2027.

For	Against	Abstain	Broker Non-Votes
7,003,553	777,689	350,516	-0-

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	June 20, 2025	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer